SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

COUNTRYWIDE FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY COPIES

4500 Park Granada

Calabasas, California 91302

, 2004

Dear Stockholder:

      On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders of Countrywide Financial Corporation (the “Company”). The Special Meeting will be held on August 17, 2004 at 2:00 p.m., Central Time, in the Town and Country Ballroom at the Westin Stonebriar Resort located at 1549 Legacy Drive, Frisco, Texas 75034. The primary purpose of the meeting is to act on a proposed amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock. The formal notice and proxy statement for this Special Meeting are attached to this letter.

      It is important that you vote your shares as soon as possible. If you hold your shares as a stockholder of record, you may vote using one of the following methods:

(i) by telephone,

(ii) via the internet, or

(iii) by mail,

as instructed on the enclosed proxy card, even if you currently plan to attend the Special Meeting. You may still attend the Special Meeting and vote in person if you desire, but voting now will assure that your vote is counted if you are unable to attend.

      If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided on the enclosed vote instruction form. If you plan to attend the Special Meeting and vote in person, you must obtain a proxy from your broker or nominee and bring that proxy to the Special Meeting.

      Your vote is important, regardless of the number of shares you own.

      On behalf of the Board of Directors, I thank you for your participation and cooperation.

Sincerely,

ANGELO R. MOZILO
Chairman of the Board

4500 Park Granada

Calabasas, California 91302

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held August 17, 2004

To the Stockholders:

      A Special Meeting of Stockholders of Countrywide Financial Corporation (the “Company”) will be held in the Town and Country Ballroom of the Westin Stonebriar Resort located at 1549 Legacy Drive, Frisco, Texas 75034 on August 17, 2004 at 2:00 p.m., Central Time, and at any adjournment or adjournments thereof, for the following purposes:

1. To act on a proposed amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock; and

2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

      Only stockholders of record at the close of business on July 9, 2004 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof.

By Order of the Board of Directors

SUSAN E. BOW
Secretary

Dated:                     , 2004

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE COMPANY ENCOURAGES YOU TO VOTE AS SOON AS POSSIBLE USING ONE OF THREE CONVENIENT METHODS: (i) BY CALLING THE TOLL FREE NUMBER DESCRIBED IN THESE PROXY MATERIALS; (ii) BY ACCESSING THE APPLICABLE INTERNET SITE DESCRIBED IN THESE PROXY MATERIALS; OR (iii) BY SIGNING, DATING AND RETURNING THE VOTING CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. BY VOTING YOUR SHARES PROMPTLY, YOU WILL SAVE THE COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held August 17, 2004
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS August 17, 2004
GENERAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL
APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A

4500 Park Granada

Calabasas, California 91302

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
August 17, 2004

GENERAL

      This Proxy Statement is furnished to stockholders of Countrywide Financial Corporation (the “Company”) in connection with the solicitation by its Board of Directors (the “Board”) of proxies to be voted at a Special Meeting of Stockholders (the “Special Meeting”) to be held in the Town and Country Ballroom of the Westin Stonebriar Resort located at 1549 Legacy Drive, Frisco, Texas 75034, on August 17, 2004 at 2:00 p.m., Central Time, and at any adjournment or adjournments thereof. The Company expects to mail its proxy soliciting materials for the Special Meeting on or about July 16, 2004.

What am I voting on?

      You will be entitled to vote on the following proposal at the Special Meeting:

•	The amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000.

Why is the amendment necessary?

      The Board of Directors has approved a two-for-one stock split in the form of a stock dividend to be effective upon approval of the amendment. The Company is seeking the amendment to the Restated Certificate of Incorporation to allow the Company to effect the two-for-one stock split in the form of a stock dividend and to provide the Company with authorized shares for general corporate purposes including declaring future stock dividends, raising funds through Common Stock offerings, issuing Common Stock in acquisitions and pursuant to the Company’s dividend reinvestment plan, and funding future employee benefit plan obligations.

      As of                     , 2004, the Company had                      shares of Common Stock outstanding and approximately                      shares of Common Stock reserved for future issuance in accordance with various contractual commitments of the Company. If the amendment to the Restated Certificate of Incorporation is approved by stockholders, after such time as the amendment is filed with the Secretary of State of Delaware, the Company will distribute one additional share of Common Stock for each share then outstanding and will proportionately increase the number of shares reserved for future issuance in accordance with its contractual commitments. This stock dividend will be payable on August 30, 2004 to stockholders of record on August 25, 2004.

Will these new shares of Common Stock have preemptive rights?

      No. The Company’s current Restated Certificate of Incorporation does not give preemptive rights to any holder of any shares of any class of the Company’s capital stock.

Who is entitled to vote?

      The Board has set July 9, 2004 as the record date for the Special Meeting (the “Record Date”). If you were the owner of the Company’s Common Stock at the close of business on the Record Date, you may vote at the Special Meeting. Each stockholder of record on the Record Date is entitled to notice of, and to vote at, the Special Meeting and at any adjournment or adjournments thereof. You are entitled to one vote for each share of Common Stock you held on the Record Date.

Am I entitled to dissenters’ or appraisal rights in connection with the proposed amendment?

      No. The Company’s stockholders are not entitled to dissenter’s or appraisal rights under Delaware law in connection with the proposed amendment.

How many shares must be present to hold the Special Meeting?

      On the Record Date, there were                      shares of Common Stock outstanding, with each share entitled to one vote. The presence of a majority of the shares entitled to vote (i.e.,           ) constitutes a quorum, which is required in order to hold the Special Meeting and conduct business. Your shares will be counted as present at the Special Meeting if you:

•	are present in person at the Special Meeting; or

•	have properly submitted a voting card or voted over the internet or by telephone.

What level of approval is required to approve the amendment?

      The amendment to the Company’s Restated Certificate of Incorporation requires the affirmative “FOR” vote of a majority (i.e.,           ) of all issued and outstanding shares of the Company’s Common Stock. That means a failure to vote your shares is effectively a vote “AGAINST” the proposal.

How are votes counted?

      You may vote for, against, or abstain on the amendment to the Company’s Restated Certificate of Incorporation. Abstentions from voting will be considered shares present and entitled to vote on the amendment and, since approval of the amendment requires a majority of all issued and outstanding shares of the Company’s Common Stock, will have the same effect as a vote “AGAINST” the amendment. If you hold your shares through a brokerage account or in another nominee form, your shares will not be voted unless you provide specific instructions to your broker or your broker has discretionary authority to vote under the rules of the New York Stock Exchange. Those rules do not permit the broker to exercise discretionary authority on proposals like the one to be considered at the Special Meeting, so a failure to provide instruction will result in a “broker non-vote.” Broker non-votes are included in the determination of the number of shares present and voting. Therefore, since approval of the amendment requires an absolute majority of the issued and outstanding shares of the Company’s Common Stock, a broker non-vote is effectively a vote “AGAINST” the amendment.

How does the Board recommend that I vote?

      THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION AND BELIEVES THAT THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT.

How do I vote my shares without attending the Special Meeting?

      If you are a stockholder of record, you may vote by one of the following methods:

                (i) by telephone,

                (ii) via the internet, or

                (iii) by mail,

as instructed on the enclosed proxy card, whether or not you plan to attend the Special Meeting. You may still attend the Special Meeting and vote in person if you desire, but voting now will assure that your vote is counted if you are unable to attend.

      Whether you vote (i) by telephone; (ii) via the internet; (iii) by mail or (iv) at the Special Meeting, the proxies identified on the back of the enclosed proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If no instructions are marked on the proxy card, the shares will be voted as recommended by the Board in this Proxy Statement.

      If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided on the enclosed vote instruction form.

How do I vote my shares in person at the Special Meeting?

      If you are a stockholder of record, to vote your shares at the Special Meeting you should bring the enclosed proxy card or proof of identification. If you own your shares through a brokerage account or in another nominee form, to vote your shares at the Special Meeting you must obtain a proxy from your broker or nominee and bring that proxy to the Special Meeting.

      Even if you plan to attend the Special Meeting, we encourage you to vote by internet, telephone or proxy card so your vote will be counted in the event you do not attend the Special Meeting.

What does it mean if I receive more than one proxy card?

      It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you vote by internet or telephone, vote once for each proxy card you receive.

May I change my vote?

      Yes. You may revoke your proxy and change your vote before it is taken at the Special Meeting by (i) delivering a written notice of revocation to the attention of the Corporate Secretary of the Company at 4500 Park Granada, MSN CH 11-B, Calabasas, CA 91302, (ii) delivering a duly executed proxy bearing a later date (including proxy by telephone or via the internet) or (iii) attending the Special Meeting and voting in person. As noted above, if you own your shares through a brokerage account or in another nominee form, you cannot vote in person at the Special Meeting unless you obtain a proxy from the broker or nominee and bring that proxy to the Special Meeting.

What does it cost the Company to solicit proxy materials?

      The Company will pay the cost of the solicitation of proxies, including preparing and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement and the proxy card or vote instruction form. Following the mailing of this Proxy Statement, directors, officers and employees of the Company may solicit proxies by telephone, facsimile transmission or other personal contact, for which services such persons will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians who are holders of record of shares of Common Stock will be requested to forward proxy soliciting materials to the beneficial owners of such shares and will be reimbursed by the Company for their charges and expenses in connection therewith at customary and reasonable rates. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for an estimated fee of $9,000 plus reimbursement of expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

      The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock based on a review of statements of beneficial ownership filed on Schedules 13D and 13G through June 25, 2004, (i) the number of shares of Common Stock so owned and (ii) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of December 31, 2003).

	Number of	Percent
Name and Address of Beneficial Owner(1)	Shares	of Class

Wellington Management Company, LLP	14,562,172	7.9%
75 State Street
Boston, Massachusetts 02109

(1)	Based upon a Schedule 13G filed with the Securities and Exchange Commission for the period ended December 31, 2003.

Stock Ownership of Management

      The following information sets forth the number of shares of the Company’s Common Stock beneficially owned as of June 15, 2004 by each of the Company’s directors, the Company’s Chief Executive Officer, the four other most highly compensated executive officers (the “named executive officers”) and all directors and executive officers as a group.

	Number of		Number of		Percent of
Name or Number of Persons in Group	Shares Owned		Options(1)	Total	Class(2)

Angelo R. Mozilo	689,449	(3)	6,278,790	6,926,239	2.43
Henry G. Cisneros	7,452		72,202	79,654
Jeffrey M. Cunningham	13,452		72,202	85,654
Robert J. Donato	68,053		151,107	219,160
Michael E. Dougherty	33,451		153,837	187,288
Ben M. Enis	385,613		0	385,613
Edwin Heller	19,803		107,342	127,145
Gwendolyn S. King	7,827		72,202	80,029
Stanford L. Kurland	306,717	(4)	1,656,103	1,962,820
Martin R. Melone	5,451		0	5,451
Oscar P. Robertson	9,451		132,202	141,653
Keith P. Russell	3,651		5,400	9,051
Harley W. Snyder	75,921		91,107	167,028
Carlos M. Garcia	456,822		633,171	1,089,993
Andrew Gissinger	1,358		59,812	61,170
David Sambol	34,402		307,743	342,145
All directors and executive officers as a group (18 persons)	3,460,728		9,793,220	13,253,948	4.56

(1)	Represents shares subject to stock options that were exercisable on or before June 15, 2004 or will become exercisable within 60 days of June 15, 2004.

(2)	Percentage information is omitted for individuals who own less than one percent of the outstanding shares of Common Stock and shares deemed outstanding due to exercisable options.

(3)	Includes 1,446 shares owned by Phyllis Mozilo, wife of Mr. Mozilo, as to which Mr. Mozilo disclaims beneficial ownership. Also includes 42,000 shares owned by the Mozilo Family Foundation, as to which Mr. Mozilo disclaims beneficial ownership.

(4)	Includes 12,000 shares owned by the Kurland Family Foundation, as to which Mr. Kurland disclaims beneficial ownership.

PROPOSAL

APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON STOCK

      On June 24, 2004, the Board of Directors adopted a resolution declaring it advisable to amend the Company’s Restated Certificate of Incorporation to increase the number of shares of Common Stock that the Company has authority to issue from 500,000,000 to 1,000,000,000 shares, $.05 par value per share. The Company is currently authorized to issue up to 1,500,000 shares of Preferred Stock, $.05 par value per share. No change to the Company’s Preferred Stock authorization is requested. The Company’s Board of Directors further directed that this amendment be submitted for consideration of the Company’s stockholders at a Special Meeting to be called for that purpose.

      If the stockholders approve the amendment, the Company will amend Article Third of the Company’s Restated Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 500,000,000 to 1,000,000,000. The Board of Directors has approved a two-for-one stock split in the form of a stock dividend to be effective upon approval of the amendment. The Company is seeking the amendment to the Restated Certificate of Incorporation to allow the Company to effect the two-for-one stock split in the form of a stock dividend and to provide the Company with authorized shares for general corporate purposes including declaring future stock dividends, raising funds through Common Stock offerings, issuing Common Stock in acquisitions and pursuant to the Company’s dividend reinvestment plan, and funding future employee benefit plan obligations.

      If the amendment is approved by the stockholders, the Company will file the amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State. The amendment will become on the date it is filed with the Delaware Secretary of State. The only changes in the Company’s existing Restated Certificate of Incorporation would be those numeric changes required to reflect the increase in authorized Common Stock discussed in this Proxy Statement. The text of Article Third of the Restated Certificate of Incorporation, as proposed to be amended, is set forth as Appendix A to this Proxy Statement.

      The Board of Directors recommends a vote “FOR” this proposal.

STOCKHOLDER PROPOSALS

      Any proposal that a stockholder wishes to be considered for inclusion in the Proxy and Proxy Statement relating to the 2005 Annual Meeting of Stockholders must be received by the Company no later than December 26, 2004. Any other proposal that a stockholder wishes to bring before the 2005 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials must also be received by the Company no later than December 26, 2004. All proposals must comply with the applicable requirements or conditions established by the Securities and Exchange Commission and Article II, Section 13 of the Company’s Bylaws, which requires, among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Company’s Secretary at 4500 Park Granada, MSN CH-11B, Calabasas, California 91302. The persons designated as proxies by the Company in connection with the 2005 Annual Meeting of Stockholders will have discretionary voting authority with respect to any stockholder proposal for which the Company does not receive timely notice.

OTHER MATTERS

      The Board knows of no matters other than those listed in the attached Notice of Special Meeting that are likely to be brought before the Special Meeting. However, if any other matter properly comes before the Special Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

By Order of the Board of Directors

SUSAN E. BOW
Secretary

                    , 2004

APPENDIX A

CERTIFICATE OF AMENDMENT

OF
RESTATED CERTIFICATE OF INCORPORATION
OF
COUNTRYWIDE FINANCIAL CORPORATION

      COUNTRYWIDE FINANCIAL CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation” or the “Company”), hereby certifies as follows:

      1.     That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for the proposal to be presented to the stockholders of the Corporation at a Special Meeting of the Stockholders. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, That the Restated Certificate of Incorporation of the Company be amended to increase the authorized Common Stock and for this purpose Article Third thereof shall be struck out in its entirety and shall be replaced with the following new Article Third:

      “THIRD: The aggregate number of shares which the Corporation shall have authority to issue is one billion (1,000,000,000) shares of Common Stock, of the par value five cents ($.05) per share, and one million five hundred thousand (1,500,000) shares of Preferred Stock, of the par value of five cents ($.05) per share. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. With respect to the Preferred Stock, the Board of Directors of this Corporation is authorized to determine or alter the voting rights, dividend privileges, liquidation preferences, and all other rights, privileges and restrictions, including without limitation, conversion rights into Common Stock granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limitations or restrictions stated in any resolution of the Board of Directors originally fixing the number of shares of Preferred Stock constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation of any series and to fix the number of shares of any series.”

      2.     That thereafter, a Special Meeting of the Stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware on August 17, 2004, at which Special Meeting the necessary number of shares as required by statute were voted in favor of the amendment of the Restated Certificate of Incorporation herein certified.

      3.     That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be executed by an authorized officer on this            day of                     , 2004.

By:
Title:

PRELIMINARY COPIES

COUNTRYWIDE
FINANCIAL
CORPORATION

Alternate Ways to Vote Your Proxy
VOTE BY INTERNET, TELEPHONE OR MAIL
24 Hours a Day — 7 Days a Week
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INTERNET			TELEPHONE			MAIL
	https://www.proxyvotenow.com/cfc			1-866-257-2289
•	Go to the website address listed above.	OR	•	Use any touch-tone telephone.	OR	•	Mark, sign and date your proxy card.
•	Have your proxy card ready.		•	Have your proxy card ready.		•	Detach your proxy card.
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. If you have submitted your proxy by Internet or the telephone there is no need for you to mail back your proxy.

1-866-257-2289
CALL TOLL-FREE TO VOTE

▼ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ▼

☒
Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	Votes must be indicated (x) in Black or Blue ink.

Unmarked proxies shall be voted FOR Proposal 1 unless specified to the contrary.

		FOR	AGAINST	ABSTAIN

1.	To approve the amendment to the Company’s Restated Certificate of Incorporation increasing the authorized number of shares of common stock.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

To change your address, please mark this box.      ☐

S C A N            L I N E

NOTE: Please date and sign exactly as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. Executors, trustees, etc. should give full title as such.

Date	Share Owner sign here	Co-Owner sign here

PRELIMINARY COPIES

COUNTRYWIDE FINANCIAL CORPORATION
P R O X Y
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
AUGUST 17, 2004

     The undersigned hereby appoints Angelo R. Mozilo and Stanford L. Kurland, or either of them, with full power of substitution, the attorney and proxy of the undersigned, to appear and to vote all of the shares of stock of Countrywide Financial Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held in the Town and Country Ballroom of the Westin Stonebriar Resort located at 1549 Legacy Drive, Frisco, Texas 75034 on August 17, 2004 at 2:00 p.m., Central Time, and any adjournments thereof.

     Receipt of copies of the Notice of the Special Meeting of Stockholders and the Proxy Statement dated                    , 2004 is hereby acknowledged.

(continued and to be signed on reverse side.)

To include any comments, please mark this box.	☐

I PLAN TO ATTEND MEETING.	☐

COUNTRYWIDE FINANCIAL CORPORATION
P.O. BOX 11148
NEW YORK, N.Y. 10203-0148